UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 20, 2008

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Field Court Lake Forest, Illinois	60045-4811
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 7.01.                                Regulation FD Disclosure.

Brunswick Corporation announced today that it had signed a letter of intent to sell certain assets relating to its Baja boat business to Fountain Powerboat Industries, Inc. and to end production of Baja boats in Bucyrus, Ohio.  In connection with the sale and facility closing, Brunswick has estimated related write-downs, severance and other costs, as described more fully in the attached news release.

The information in this report and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit

99.1	News Release, dated March 20, 2008, of Brunswick Corporation, announcing its agreement to sell certain assets..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: March 20, 2008	By:	/s/ ALAN L. LOWE
Name: Alan L. Lowe
Title: Vice President and Controller

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	News Release, dated March 20, 2008, of Brunswick Corporation, announcing its agreement to sell certain assets.